EXXON MOBIL CORPORATION	EXHIBIT 99.2

4Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q13	3Q13	2Q13	1Q13	4Q12
Upstream
United States	1,186	1,050	1,096	859	1,604
Non-U.S.	5,600	5,663	5,209	6,178	6,158
Total	6,786	6,713	6,305	7,037	7,762
Downstream
United States	597	315	248	1,039	697
Non-U.S.	319	277	148	506	1,071
Total	916	592	396	1,545	1,768
Chemical
United States	808	680	515	752	728
Non-U.S.	102	345	241	385	230
Total	910	1,025	756	1,137	958

Corporate and financing	(262)	(460)	(597)	(219)	(538)
Net income attributable to ExxonMobil (U.S. GAAP)	8,350	7,870	6,860	9,500	9,950

Earnings per common share (U.S. GAAP)	1.91	1.79	1.55	2.12	2.20
Earnings per common share
- assuming dilution (U.S. GAAP)	1.91	1.79	1.55	2.12	2.20

Capital and Exploration Expenditures, $M
Upstream
United States	2,098	2,314	2,643	2,090	4,036
Non-U.S.	6,534	7,161	6,634	8,757	7,328
Total	8,632	9,475	9,277	10,847	11,364
Downstream
United States	264	207	221	259	192
Non-U.S.	409	349	354	350	479
Total	673	556	575	609	671
Chemical
United States	369	282	198	114	129
Non-U.S.	248	227	192	202	258
Total	617	509	390	316	387
Other	2	6	2	3	21

Total Capital and Exploration Expenditures	9,924	10,546	10,244	11,775	12,443

Exploration Expense Charged to Income, $M
Consolidated	- United States	70	129	69	127	101
- Non-U.S.	518	355	384	316	349
Non-consolidated - ExxonMobil share	- United States	15	2	1	1	6
- Non-U.S.	109	108	223	1	2
Exploration Expenses Charged to Income Included Above	712	594	677	445	458

Effective Income Tax Rate, %	46%	48%	51%	46%	46%

Common Shares Outstanding (millions)
At quarter end	4,335	4,369	4,402	4,446	4,502
Average - assuming dilution	4,361	4,395	4,433	4,485	4,541

Total Cash and Cash Equivalents ($G)[1]	4.9	5.7	5.0	6.6	9.9

Total Debt ($G)	22.7	21.3	19.4	13.4	11.6

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.2	13.4	7.7	13.6	13.2
Proceeds associated with asset sales	1.8	0.2	0.3	0.4	0.8
Cash flow from operations and asset sales	12.0	13.6	8.0	14.0	14.0

1 Includes restricted cash of $0.3G in 4Q13, $0.4G in 3Q13, $0.4G in 2Q13, $0.4G in 1Q13, and $0.3G in 4Q12

EXXON MOBIL CORPORATION

4Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	4Q13	3Q13	2Q13	1Q13	4Q12
liquids, bitumen and synthetic oil, kbd
United States	446	423	419	435	430
Canada / South America	320	273	264	264	268
Europe	194	175	197	195	205
Africa	455	497	472	453	479
Asia	775	778	778	804	776
Australia / Oceania	45	53	52	42	45
Total liquids production	2,235	2,199	2,182	2,193	2,203

Natural gas production available for sale, mcfd
United States	3,455	3,557	3,581	3,590	3,747
Canada / South America	365	370	347	328	346
Europe	3,508	2,210	2,836	4,473	3,627
Africa	4	6	5	9	15
Asia	4,273	4,357	4,174	4,515	4,477
Australia / Oceania	282	414	411	298	329
Total natural gas production available for sale	11,887	10,914	11,354	13,213	12,541

Total worldwide liquids and gas production, koebd	4,216	4,018	4,074	4,395	4,293

Refinery throughput, kbd
United States	1,823	1,896	1,745	1,810	1,856
Canada	387	451	435	430	468
Europe	1,310	1,496	1,400	1,394	1,499
Asia Pacific	744	810	771	790	823
Other Non-U.S.	188	194	115	152	191
Total refinery throughput	4,452	4,847	4,466	4,576	4,837

Petroleum product sales, kbd
United States	2,712	2,667	2,525	2,532	2,737
Canada	472	477	470	436	470
Europe	1,458	1,543	1,527	1,460	1,537
Asia Pacific	882	903	835	894	896
Other Non-U.S.	470	441	408	433	468
Total petroleum product sales	5,994	6,031	5,765	5,755	6,108

Gasolines, naphthas	2,533	2,455	2,327	2,355	2,500
Heating oils, kerosene, diesel	1,881	1,887	1,791	1,792	1,881
Aviation fuels	443	482	469	453	487
Heavy fuels	416	419	431	460	499
Specialty products	721	788	747	695	741
Total petroleum product sales	5,994	6,031	5,765	5,755	6,108

Chemical prime product sales, kt
United States	2,486	2,469	2,360	2,364	2,378
Non-U.S.	3,591	3,776	3,471	3,546	3,523
Total chemical prime product sales	6,077	6,245	5,831	5,910	5,901

EXXON MOBIL CORPORATION

4Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	4Q13 vs. 4Q12	4Q13 vs. 3Q13	2013 vs. 2012
Upstream
Prior Period	7,762	6,713	29,895
Realization	60	-430	390
Volume / Mix	-550	90	-910
Other	-490	410	-2,530
Current Period	6,786	6,786	26,841
Downstream
Prior Period	1,768	592	13,190
Margin	-680	120	-2,870
Volume / Mix	110	330	-310
Other	-280	-120	-6,560
Current Period	916	916	3,449
Chemical
Prior Period	958	1,025	3,898
Margin	-70	-95	480
Volume / Mix	50	-	80
Other	-30	-20	-630
Current Period	910	910	3,828

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,293	4,018	4,239
Entitlements - Net Interest	-3	-	-38
Entitlements - Price / Spend	-39	61	-9
Quotas	-	-	3
Divestments	-22	-6	-26
Net Growth	-13	143	6
Current Period	4,216	4,216	4,175

Sources and Uses of Funds ($G)	4Q13
Beginning Cash	5.7
Earnings	8.4
Depreciation	4.4
Working Capital / Other	-2.6
Proceeds Associated with Asset Sales	1.8
Additions to PP&E	-8.4
Shareholder Distributions	-5.8
Additional Financing / Investing	1.4
Ending Cash	4.9

Notes:

The 4Q13 beginning and ending balances include restricted cash of $0.4G and $0.3G, respectively.

EXXON MOBIL CORPORATION

4Q13 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	4Q13	3Q13	2Q13	1Q13	4Q12
United States
ExxonMobil
Crude ($/b)	91.75	101.73	95.97	98.05	92.19
Natural Gas ($/kcf)	3.42	3.31	3.95	3.21	3.17

Benchmarks
WTI ($/b)	97.38	105.80	94.12	94.29	88.09
ANS-WC ($/b)	104.67	110.52	104.52	111.02	107.04
Henry Hub ($/mbtu)	3.60	3.58	4.10	3.34	3.41

Non-U.S.
ExxonMobil
Crude ($/b)	101.79	106.72	98.60	105.36	104.53
Natural Gas ($/kcf)	9.93	9.49	9.74	10.49	9.52
European NG ($/kcf)	10.31	10.26	10.09	10.52	10.20

Benchmarks
Brent ($/b)	109.27	110.36	102.44	112.55	110.02

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2013.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.